                                                                    Exhibit 10.7

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of April 14, 2000 between United Road Services, Inc., a Delaware corporation (the "Company"), and Charter URS LLC (the "Investor").

            WHEREAS, the Company and the Investor entered into that certain purchase agreement, dated November 19, 1998 (the "1998 Purchase Agreement"), relating to, among other things, the purchase of 8% Convertible Subordinated Debentures due 2008 (the "1998 Debentures");

            WHEREAS, the Company and the Investor entered into that certain the Amended and Restated Purchase Agreement, dated April 14, 2000 (the "Purchase Agreement"), pursuant to which, among other things, they agreed to restructure the transactions contemplated by the 1998 Purchase Agreement, including, without limitation, the indebtedness evidenced by the 1998 Debentures, and that the Company would issue to Charterhouse certain 8% Convertible Subordinated Debentures due 2008 (the "Debentures");

            WHEREAS, the Debentures are convertible at any time at the option of the Holder, in part or in whole, into shares of common stock, par value $.001 per share, of the Company (the "Common Stock") as provided for in the Purchase Agreement; and

            WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

            NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            1.  Definitions. For purposes of this Agreement:
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               (a) "Common Stock" means the common stock, par value $.001 per
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share, of the Company.

               (b) "Exchange Act" means the Securities Exchange Act of 1934, as
                   -------------
amended.

               (c) "Form S-3" means such form under the Securities Act as in
                   ---------
effect on the date hereof or any similar "short form" registration statement subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (d) "Holder" means any Person owning or having the right to
                   -------
acquire Registrable Securities, or any assignee thereof in accordance with
Section 11 hereof.

               (e) "Initiating Holders" means the Holder(s) initiating a
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registration request under Section 2(a) hereof.

               (f) "Investor Request" means a request from Holders that in the
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aggregate beneficially own at least fifty percent (50%) of the Registrable Securities outstanding as of the date of such request.

               (g) "majority in interest of the Initiating Holders" means
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Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders.

               (h) "Person" means any individual, partnership, limited liability
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company, joint venture, corporation, association, trust or any other entity or organization.

               (i) "Register," "registered," and "registration" refer to a
                   ----------- -------------     -------------
registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (j) "Registrable Securities" means (1) any shares of Common Stock
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directly or indirectly issuable or issued (i) upon conversion of the Debentures or (ii) as part of the Closing Shares (as such term is defined in the Purchase Agreement), (2) any shares of Common Stock hereafter acquired by any Investor (or any assignee thereof in accordance with Section 11) and (3) any shares of Common Stock issued to any Investor (or any asssignee thereof in accordance with Section 11) as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock or other warrants, rights or securities; provided, however, that any Registrable Securities sold by the Investor in a transaction in which the Investor's rights under this Agreement are not assigned pursuant to Section 11 below shall cease to be Registrable Securities from and after the time of such sale.

               (k) "SEC" means the Securities and Exchange Commission.
                   ----

               (l) "Securities Act" means the Securities Act of 1933, as
                   ---------------
amended.

               (m) "Violation" means any of the following statements, omissions
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or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

            2. Request for Registration.
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               (a) If the Company shall receive a written Investor Request that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 2(b) below, shall file (as expeditiously as practicable, and in any event within sixty (60) days after the receipt of such request), and use its best efforts to have declared effective a registration statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered by the giving of notice to the Company within twenty (20) days after the mailing of the Company's notice referred to above, each such notice to be given in accordance with Section 19 below.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a); provided, however, that notwithstanding anything herein to the contrary, in no event shall the Company be required to effect more than two underwritten offerings in any 12 month period. In the event of an underwritten offering, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of the Initiating Holders; provided, however, that no Holder shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder (whether by indemnification, contribution or otherwise) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among the Initiating Holders, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such Holders, until such Holders have included in the underwriting all shares requested by such Holders to be included, (ii) second, among all other Holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by such Holders until such holders have included in the underwriting all shares requested by such holders to be included and (iii) thereafter among any other holders of Common Stock who have exercised their piggyback registration rights with respect to such registration.

               (c) The Company shall be obligated to effect only two (2) registrations pursuant to an Investor Request under this Section 2 (an offering which is not consummated shall not be counted for this purpose); provided, however, that the Company shall be obligated to effect as many registrations (but not more than one (1) per quarter) as may be requested by Holders of Registrable Securities pursuant to any Investor Request in the event and so long as registration pursuant to Form S-3 or any similar "short-form" registration statement is available. Notwithstanding anything to the contrary, the Company shall not be obligated to effect more than one (1) registration (other than "short-form" registrations on Form S-3) pursuant to this Section 2 in any six
(6) month period.

               (d) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for up to one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right for more than an aggregate of one hundred twenty (120) days in any twelve (12) month period; and provided further that, if at the time of any Investor Request for a registration pursuant to this Section 2, the Company has fixed plans to file within sixty (60) days after such request a registration statement covering the sale of any of its securities in a public offering under the Securities Act, no registration shall be required to be initiated pursuant to this Section 2 until ninety (90) days after the effective date of such Company registration unless the Company is no longer proceeding diligently to effect such registration and so long as the Company shall provide the Holders with the right to participate in such public offering pursuant to, and subject to, Section 3.

            3. Company Registration. If (but without any obligation to do so)
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the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Holders of Registrable Securities) any of its Common Stock under the Securities Act in connection with the public offering of such Common Stock solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20)
days after mailing of such notice by the Company in accordance with Section 19, the Company shall, subject to the provisions of Section 8, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

            4. Obligations of the Company. Whenever required under this
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Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities being registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first (but in any event for at least any period required under the Securities Act); provided that before filing such registration statement or any amendments thereto, the Company will furnish to the Holders copies of all such registration statement or amendments thereto proposed to be filed.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case without exhibits unless requested by such Holders), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Notify each Holder of Registrable Securities covered by such registration statement and such Holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective,
(ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

               (h) Notify each Holder of Registrable Securities if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each Holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

               (i) In connection with a registration pursuant to which securities are being sold through underwriters deliver (i) on the date that such Registrable Securities are delivered to the underwriters for sale, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale.

               (j) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with Section 11(a) of the Securities Act.

            5. Amendments, Supplements to Prospectus. Immediately upon receipt
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of a notice referred to in Section 4(f) hereof, each Holder agrees to (i) cease making sales of securities pursuant to any then effective registration statement or any Prospectus contained therein until it has received from the Company an amendment or supplement to the registration statement or Prospectus and (ii) to promptly deliver to the Company any copies of the registration statement or such Prospectus then in its possession.

            6. Furnish Information. It shall be a condition precedent to the
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obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. If any registration statement or comparable statement under the Securities Act refers to an Investor or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, the Investor shall have the right to require the deletion of such reference to itself and its affiliates.

            7. Expenses of Registration.
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               (a) Demand Registration. All expenses, other than underwriting discounts and commissions relating to Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 2, including without limitation all registration, filing and qualification fees, printers' fees, fees and disbursements of counsel and accountants for the Company, and the reasonable fees and disbursements of one counsel (selected by a majority in interest of the Initiating Holders) for the selling Holders shall be borne by the Company.

               (b) Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including without limitation all registration, filing and qualification fees, printers' fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders (selected by the Holders of a majority of the Registrable Securities being registered), but excluding underwriting discounts and commissions relating to Registrable Securities.

            8. Intentionally Omitted.
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            9. Underwriting Requirements. In connection with any offering
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initiated by the Company involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include any Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters, exceed the largest number of securities requested to be included in such offering which can be sold without having an adverse effect on such offering by the Company; provided, however, that no Holder participating in such underwriting shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder (whether by indemnification, contribution or otherwise) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the largest number of securities that the underwriters reasonably believe can be sold without having an adverse effect on such offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not have an adverse effect on such offering. The securities of the Holders so included shall be allocated as follows: (i) among the Holders of Registrable Securities that have elected to participate in such offering and other holders of Common Stock listed on Schedule I hereto, pro rata according to the number of Registrable Securities held by each such holder of Registrable Securities (in the case of the Holders) or Common Stock (in the case of the holders of Common Stock listed on Schedule I) and (ii) thereafter, to the extent additional securities may be included in such offering, to other selling stockholders, pro rata according to the total number of securities entitled to be included therein owned by each such other selling stockholder or in such other proportions as shall mutually be agreed to by such other selling stockholders.

            10. Indemnification. In the event any Registrable Securities are
                ---------------
included in a registration statement under this Agreement:

               (a) The Company will indemnify and hold harmless each Holder, its heirs, personal representatives and assigns, each of such Holder's partners, each of such Holder's, and each of such Holder's partners', officers, directors, partners, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

               (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall the liability of any Holder under this Section 9(b) exceed the net proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if in the reasonable opinion of counsel to an indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby.

               (d) The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

               (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

               (f) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 9, no Holder shall be required, pursuant to this Section 9, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Common Stock in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

           11. Reports Under the Exchange Act. With a view to making
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available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

           12. Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by a Holder to one or more Permitted Transferees under the Investors Agreement of not less than 10% of the Registrable Securities owned by such Holder, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto.

           13. Limitations on Subsequent Registration Rights. From and after
               ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of Holders holding a majority of the Registrable Securities then outstanding, enter into any agreement (other than the Blue Truck Registration Rights Agreement (as such term is defined in the Purchase Agreement)) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of any Holder which is included therein. The Company has not entered into any such agreement since November 9, 1999.

           14. Amendment; Waiver. Any provision of this Agreement may be
               -----------------
amended only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged, provided that the Holders of a majority of the Registrable Securities then outstanding may act on behalf of all Holders of Registrable Securities. Any amendment or waiver effected in accordance with this
Section 14 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

           15. Changes in Registrable Securities. If, and as often as, there
               ---------------------------------
are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

            16. Entire Agreement.
                ----------------

               (a) This Agreement amends and restates in its entirety the "Registration Rights Agreement" referred to in the 1998 Purchase Agreement to read in its entirety as this Agreement.

               (b) This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            17. Governing Law. This Agreement shall be governed in all respects
                -------------
by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within New York.

            18 Successors and Assigns. The provisions hereof shall inure to the
               ----------------------
benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 11), heirs, executors and administrators of the parties hereto.

            19 Notices. Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified (including by telecopier, receipt confirmed) or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (a) if to a party other than the Company, at such party's address set forth at the end of this Agreement or at such other address as such party shall have furnished the Company in writing, or, until any such party so furnishes an address to the Company, then to and at the address of the last holder of the shares covered by this Agreement who has so furnished an address to the Company, or (b) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the parties in writing.

            20 Effectiveness. Notwithstanding anything to the contrary contained
               -------------
in this Agreement, this Agreement shall not become effective, and the Investor shall have no rights hereunder, unless and until the First Closing has occurred.

            21 Severability. Any invalidity, illegality or limitation on the
               ------------
enforceability of this Agreement or any part thereof, by any party whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            22 Titles and Subtitles. The titles of the Sections of this
               --------------------
Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            23 Delays or Omissions; Remedies Cumulative. It is agreed that no
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delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

            24 Attorneys' Fees. If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            25 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                     [END OF TEXT. SIGNATURE PAGE TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                                  COMPANY:

                                                  UNITED ROAD SERVICES, INC.
Address:
-------

8 Automation Lane                                 By: /s/ Gerald R. Riordan
                                                     ---------------------------
Albany, NY 12205
Attn: President
Telecopy:  (212) __________


                                                  INVESTORS:

Address:                                          CHARTER URS LLC
-------

c/o Charterhouse Group International, Inc.        By: /s/ Robert L. Berner
                                                      -----------------------
535 Madison Avenue
New York, NY 10022
Attn: President
Telecopy: (212) 750-9704

                   Schedule I to Registration Rights Agreement




            Edward T. Sheehan

            Ross Berner

            Mark McKinney

            All holders of Common Stock issued by the Company in connection with its private placement of securities completed in January 1998.

            All holders of Common Stock issued by the Company in connection with its acquisitions completed on May 6, 1998.

            Blue Truck Acquisition, LLC